UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2021 (October 22, 2021)

Manufactured Housing Properties Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51229	51-0482104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Main Street, Pineville, North Carolina	28134
(Address of principal executive offices)	(Zip Code)

(980) 273-1702
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, MHP Pursuits LLC, a wholly owned subsidiary of the Manufactured Housing Properties Inc. (the “Company”), entered into a purchase and sale agreement (the “Franklin/Granville Purchase Agreement”) with Truman Properties LLC, Birdsong Properties LLC, CCE Properties LLC, and Youngsville MHP LLC on July 1, 2021 for the purchase of five manufactured housing communities located in Franklin and Granville Counties, North Carolina, consisting of 137 sites on approximately 135 acres (the “Property”) for a total purchase price of $7,450,000. On October 22, 2021, MHP Pursuits LLC assigned the Franklin/Granville Purchase Agreement to the Company’s newly formed wholly owned subsidiary North Raleigh MHP LLC (“North Raleigh MHP”), pursuant to an assignment of purchase and sale agreement (the “North Raleigh Assignment”). On October 25, 2021, closing of the Franklin/Granville Purchase Agreement was completed and North Raleigh MHP purchased the communities.

In connection with the closing, on October 25, 2021, North Raleigh MHP entered into a loan agreement with Liberty Bankers Life Insurance Company for a loan in the principal amount of $5,323,000 (the “Liberty Loan Agreement”) and North Raleigh MHP issued a promissory note to the lender for the same amount (the “Liberty Note”).

On October 22, 2021, the Company entered into a loan agreement with Metrolina Loan Holdings LLC (the “Metrolina Loan Agreement” and together with the Liberty Loan Agreement, the “Loan Agreements”) for a loan in the principal amount of $1,500,000 and issued a promissory note to the lender for the same amount (the “Metrolina Note” and together with the Liberty Note, the “Notes”). The funds from the Metrolina Note were used to pay the remainder of the purchase price, or $2,127,000, and closing costs.

The Liberty Note bears interest at a rate of 4.75% per annum with payments to begin December 1, 2021 and matures on November 1, 2026. Principal and interest, in the amount of $30,347 per month, shall be due and payable based on a twenty-five (25) year amortization schedule. North Raleigh MHP may prepay the Liberty Note in part or in full at any time if it pays a prepayment premium calculated in accordance with the Liberty Loan Agreement.

The Liberty loan is secured by a first priority security interest in the Property pursuant to an assignment of leases, rents, and profits (the “North Raleigh Assignment of Rents”) and a deed of trust, security agreement and fixture filing with assignment of rents (the “North Raleigh Security Agreement”) that North Raleigh MHP entered into with the lender. The Liberty loan is guaranteed by the Company pursuant to a limited guaranty agreement dated October 25, 2021 (the “Liberty Limited Guarantee”).

The Metrolina Note bears interest at a rate of 18% per annum with payments to begin November 1, 2021 and matures on April 1, 2023. Monthly payments for the term of the note shall be interest-only based on the principal outstanding and days in the period. During the first six months of the note, any prepayment would require the Company to pay a yield maintenance fee equal to six months of interest. Thereafter, the loan may be prepaid at any time without penalty or fee. The Metrolina Note is unsecured and is guaranteed by Raymond Gee, the Company’s Chief Executive Officer.

The Loan Agreements contain customary closing conditions, representations and warranties, financial and other covenants and events of default for loans of their type.

The foregoing summary of the terms and conditions of the Franklin/Granville Purchase Agreement, the North Raleigh Assignment, the Liberty Loan Agreement, the Liberty Note, the Metrolina Loan Agreement, the Metrolina Note, the North Raleigh Assignment of Rents, the North Raleigh Security Agreement and the Liberty Limited Guarantee does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached as exhibits hereto, which are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 with respect to the Loan Agreements and the Notes is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities

As previously reported, on June 11, 2021, the Company launched an offering (the “Offering”) of up to 47,000 shares of its Series C Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”) at a price of $1,000 per share, for maximum gross proceeds of $47 million.

The Offering is being conducted on a “best efforts” basis under Regulation A of Section 3(6) of the Securities Act of 1933, as amended (the “Securities Act”), for Tier 2 offerings, pursuant to the Company’s offering statement on Form 1-A, originally filed with the Securities and Exchange Commission (the “SEC”) on January 21, 2021, as amended (the “Offering Statement”), which was qualified by the SEC on June 11, 2021. The Offering will terminate at the earlier of: (1) the date on which the maximum amount of offered shares of Series C Preferred Stock has been sold, (2) the date which is one year after the Offering was qualified by the SEC, subject to an extension of up to an additional one year at the discretion of the Company and the Dealer Manager (as defined below), or (3) the date on which the Offering is earlier terminated by the Company in its sole discretion.

Arete Wealth Management LLC (the “Dealer Manager”) is acting as the Company’s managing broker-dealer for the Offering. The Dealer Manager has made no commitment to purchase all or any part of the shares of Series C Preferred Stock being offered but has agreed to use its best efforts to sell such shares in the Offering. As partial compensation, the Company agreed to pay the Dealer Manager concurrently with each closing of the Offering a selling commission of 4.00% of the gross offering proceeds of such closing and a dealer manager fee of 2.75% of the gross offering proceeds of such closing.

As previously reported, the Company has completed multiple closings of the Offering, pursuant to which the Company sold an aggregate of 2,659 shares of Series C Preferred Stock for total gross proceeds of $2,659,000. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $2,477,397.

On October 22, 2021, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 335 shares of Series C Preferred Stock for total gross proceeds of $335,000. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $312,388.

Please see the Offering Statement for additional details regarding the Offering, including the terms of the Series C Preferred Stock being offered.

As noted above, the issuances of the Series C Preferred Stock were made in reliance upon an exemption from registration provided under Regulation A of Section 3(6) of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements of business acquired will be filed by an amendment to this Form 8-K within 71 calendar days of October 29, 2021, the original due date of this report.

(b) Pro forma financial information

Pro forma financial information will also be filed by an amendment to this Form 8-K within 71 calendar days of October 29, 2021, the original due date of this report.

(d) Exhibits

Exhibit No.	Description of Exhibit
1.1	Managing Broker Dealer Agreement, dated June 11, 2021, between Manufactured Housing Properties Inc. and Arete Wealth Management, LLC (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K filed on October 14, 2021)
3.1	Certificate of Designation of Series C Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 2.4 to the Offering Statement on Form 1-A/A filed on May 26, 2021)
10.1	Purchase and Sale Agreement, dated July 1, 2021, between MHP Pursuits LLC and Truman Properties LLC, Birdsong Properties LLC, CCE Properties LLC, and Youngsville MHP LLC (incorporated by reference to Exhibit 10.1 on Form 8-K filed on August 27, 2021)
10.2	Assignment of Purchase and Sale Agreement, dated October 22, 2021, between MHP Pursuits LLC and North Raleigh MHP LLC
10.3	Loan Agreement, dated October 25, 2021, between North Raleigh MHP LLC and Liberty Bankers Life Insurance Company
10.4	Promissory Note issued by North Raleigh MHP LLC to Liberty Bankers Life Insurance Company on October 25, 2021
10.5	Assignment of Leases, Rents, and Profits, dated October 25, 2021, between North Raleigh MHP LLC and Liberty Bankers Life Insurance Company
10.6	Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents, dated October 25, 2021, between North Raleigh MHP LLC and Liberty Bankers Life Insurance Company
10.7	Limited Guaranty, dated October 25, 2021, between Manufactured Housing Properties Inc. and Liberty Bankers Life Insurance Company
10.8	Loan Agreement, dated October 22, 2021, between Manufactured Housing Properties Inc. and Metrolina Loan Holdings LLC
10.9	Promissory Note issued by Manufactured Housing Properties Inc. to Metrolina Loan Holdings LLC on October 22, 2021
10.10	Form of Subscription Agreement for Series C Preferred Stock Offering (incorporated by reference to Exhibit 4.1 to the Amended Offering Statement on Form 1-A/A filed on June 11, 2021)
10.11	Escrow Agreement, dated June 15, 2021, among Manufactured Housing Properties Inc., Arete Wealth Management, LLC and Wilmington Trust, National Association (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on October 14, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2021	MANUFACTURED HOUSING PROPERTIES INC.

	By:	/s/ Raymond M. Gee
Raymond M. Gee
Chief Executive Officer

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